Supplement Dated October 31, 2014
To The Statement of Additional Information
Dated February 28, 2014

Curian Series Trust®

Please note that all changes are effective November 1, 2014.

On page 50, in the section entitled "Board Of Trustees Leadership Structure," please delete the third paragraph in its entirety and replace it with the following:

The Board has established a committee structure to assist in overseeing the Trust.  The Board has established an Audit Committee, a Nominating and Governance Committee (the "Governance Committee"), and an Investment Review Committee.  Each Committee is comprised of Independent Trustees.  The chairperson(s) of each committee, among other things, facilitates communication among the Independent Trustees, Trust management, service providers, and the full Board.  The Trust has determined that the Board's leadership structure is appropriate given the specific characteristics and circumstances of the Trust, including, without limitation, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust's business and structure because it allows the Board to exercise oversight in an orderly and efficient manner.

On page 50, in the section entitled "Committees of the Board of Trustees," after the second paragraph, please insert the following paragraph:

The Investment Review Committee reviews the performance of the Funds.  The Investment Review Committee meets at least three times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting.  Each Trustee participates in the Investment Review Committee.  Mr. Wetzel serves as Chair of the Investment Review Committee.

On page 52, in the section entitled "Trustee and Officer Compensation," please delete the first paragraph in its entirety and replace it with the following:

As of January 1, 2014, each Independent Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $100,000, as well as a fee of $7,500 for each meeting of the Board attended.  The Chairman of the Board, if an Independent Trustee, receives an annual retainer of $130,000, as well as a fee of $7,500 for each meeting of the Board attended.  If a Trustee participates in a Board meeting by telephone, the Trustee will receive $2,500. The Chair of the Audit Committee receives an additional annual retainer of $13,000 for his services in that capacity.  The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting.  The Chair of the Governance Committee receives an additional annual retainer of $10,000 for his services in that capacity.  The members of the Governance Committee receive $2,500 for each in-person or telephonic Governance Committee meeting.  The members of the Investment Review Committee receive $2,500 for each in-person or telephonic Investment Review Committee meeting.

This supplement is dated October 31, 2014.

(To be used with Curian Series Trust SAI.)
IIS7279SAI 10/14